SCHEDULE 14A INFORMATION

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STEN CORPORATION

(Name of Registrant as Specified In Its Charter)

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STEN Corporation

10275 Wayzata Blvd. S., Suite 310
Minnetonka, Minnesota  55305

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 12, 2007

Notice is hereby given that the 2007 Annual Meeting of Shareholders of STEN Corporation (the “Company”) will be held at the Suite 320 of 10275 Wayzata Boulevard South, Minnetonka, Minnesota 55305, on Thursday, April 12, 2007, at 10:00 a.m., local time, for the following purposes:

1.

To elect two directors to hold office as a Class II directors for a three-year term or until their respective successors have been elected and shall qualify.

2.

To transact any other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The board of directors has fixed the close of business on February 16, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Accompanying this Notice is a Proxy Statement, Form of Proxy and the Company’s Annual Report to Shareholders for the year ended October 1, 2006.

A majority of the outstanding shares of the Company’s common stock must be represented either in person or by proxy to constitute a quorum for the conduct of business at the meeting. Please complete, date, sign and return the enclosed proxy card promptly.

By Order of the Board of Directors,

/s/ Kenneth W. Brimmer
Kenneth W. Brimmer, Chairman

Minnetonka, Minnesota
March 8, 2007

PLEASE REMEMBER TO SIGN AND RETURN YOUR PROXY.

STEN Corporation

10275 Wayzata Blvd. S., Suite 310
Minnetonka, Minnesota  55305

PROXY STATEMENT

The board of directors of STEN Corporation (the “Company”) is soliciting your proxy for use at the 2007 Annual Meeting of Shareholders to be held on Thursday, April 12, 2007 or any postponement(s) or adjournment(s) thereof. This Proxy Statement and the enclosed proxy card will be mailed to shareholders commencing on or about March 8, 2007.

GENERAL INFORMATION

Voting

Each share of the Company’s common stock is entitled to one vote. You may vote your shares in person by attending the Annual Meeting or you may vote by proxy. If you vote by proxy, you must sign, date and return the enclosed proxy card in the envelope provided, or follow the instructions on the proxy card to vote by telephone or the Internet.

If you sign and return the proxy card on time, the individuals named on the proxy card will vote your shares as you have directed. If you do not specify on your proxy card how you want your shares voted, the individuals named on the enclosed proxy card will vote your shares FOR each nominee named in Proposal 1 - Election of Directors.

Quorum and Vote Requirements

The total number of shares outstanding as of February 16, 2007 and entitled to vote at the meeting consisted of 1,981,207 shares of common stock, $0.01 par value. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on February 16, 2007 will be entitled to vote at the Annual Meeting.

A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in “street name” indicating that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters. Broker non-votes are not counted as votes for or against a proposal.

The nominees named in Proposal 1 will be approved by the affirmative vote of the holders of a greater of (a) a majority of the Company’s common stock present at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal or (b) the majority of the minimum number of shares of common stock of the Company which would constitute a quorum for transacting business at the 2007 Annual Meeting of Shareholders.

Revoking A Proxy

If you give a proxy and later wish to revoke it before it is voted, you may do so by (1) sending a written notice to that effect to the Secretary of the Company at the address indicated in this Proxy Statement, (2) submitting a properly signed proxy with a later date, or (3) voting in person at the Annual Meeting. Otherwise, your shares will be voted as indicated on your proxy.

Cost and Method of Solicitation

The Company will pay the cost of soliciting proxies and may make arrangements with brokerage firms, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of common stock. The Company will reimburse them for reasonable out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited by telephone, electronic transmission or in person by directors, officers and employees of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents, as of February 16, 2007, certain information regarding beneficial ownership of the Company’s common stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of common stock; (ii) each of the directors and director nominees of the Company; (iii) each Named Executive Officer of the Company and (iv) all officers and directors of the Company as a group. Unless otherwise indicated, the persons listed below have sole voting and investment power with respect to the shares and may be reached at 10275 Wayzata Blvd. S., Suite 310, Minnetonka, Minnesota 55305.

Shares Beneficially Owned
						Percentage
			Shares Acquirable			Beneficially
Name of Beneficial Owner	Shares		within 60 Days (1)		Total	Owned
Lyle Berman (2) 130 Cheshire Lane Minnetonka, MN 55350	222,222		0		222,222	11.2%
Gary A. Dachis (3) 10550 Wayzata Blvd. Minnetonka, MN 55305	222,222		0		222,222	11.2%
Allan D. Anderson (4)	0		22,500		22,500	1.1%
Kenneth W. Brimmer (4)(5)(6)	422,122	(7)	187,437	(8)	609,559	28.1%
Gary Copperud (4)(6)(9)	494,735		244,879		739,614	33.2%
CMM Properties, LLC	494,735		129,879		624,614	29.6%
Jeffrey A. Zinnecker (2)(10)	74,011		28,387		102,398	5.1%
Gervaise Wilhelm (2)	3,800		22,500		26,300	1.3%
All Current Officers and Directors as a Group (6 persons)	994,668		523,703		1,518,371	60.6%

* Less than 1%

(1)

Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options and warrants for computing such person’s percentage, but are not treated as outstanding for computing the percentage of any other person.

(2)

Based on a Schedule 13G dated November 28, 2005 filed by the shareholder and any reports filed by the shareholder subsequent to such date under Section 16 of the Exchange Act of 1934, as amended.

(3)

Based on a Schedule 13G dated November 25, 2005 filed by the shareholder and any reports filed by the shareholder subsequent to such date under Section 16 of the Exchange Act of 1934, as amended.

(4)

Director.

(5)

Named Executive Officer.

(6)

Nominee for election as Class II director.

(7)

Includes 4,000 shares owned by M. Brimmer directly, 90,717 shares beneficially owned by Mr. Brimmer through his IRA, 240,000 shares over which Mr. Brimmer shares voting and dispositive power with his wife, and 87,405 shares beneficially owned by Mr. Brimmer’s wife in her IRA.

(8)

Includes options to purchase 115,000 shares of common stock, warrants to purchase 6,000 shares of common stock beneficially owned by Mr. Brimmer through his IRA, warrants to purchase 63,437 shares held jointly by Mr. Brimmer and his wife and warrants to purchase 3,000 shares held by Mr. Brimmer’s wife through her IRA.

(9)

Represents and includes shares held by CMM Properties, LLC, of which Mr. Copperud is the President. Mr. Copperud has voting and investment control over the shares held by CMM Properties, LLC.

(10)

Includes 10,600 shares held by Zinncorp, Inc., of which Mr. Zinnecker is the President. Mr. Zinnecker has voting and investment control over the shares held by Zinncorp, Inc.

PROPOSAL 1: ELECTION OF DIRECTORS

Under the Company’s Articles of Incorporation as currently in effect, the board of directors is classified into three classes, with the term of one class expiring each year. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years. Vacancies on the board of directors can be filled by vote of a majority of the directors then in office. Newly created directorships can be filled by vote of two-thirds of the directors then in office.

At this 2007 Annual Meeting, the terms of two incumbent directors, Kenneth W. Brimmer and Gary Copperud, are expiring. Messrs. Brimmer and Copperud have each been nominated for election as a Class II director by the independent members of the board of directors and the nomination of Messrs. Brimmer and Copperud was ratified by the full board of directors. If elected, Messrs. Brimmer and Copperud will serve for a term of three years with their term expiring at the Annual Meeting of Shareholders following fiscal year 2009. The terms of Allan D. Anderson and Jeffrey A. Zinnecker, Class III directors, will expire at the Annual Meeting of Shareholders following fiscal year 2007. The term of Gervaise Wilhelm, a Class I director, will expire at the Annual Meeting of Shareholders following fiscal year 2008.

It is intended that proxies will be voted for the named nominees. The nominees listed below have consented to serve if elected. The board of directors believes that the nominees named below will be able to serve as directors. However, should either of the nominees be unable to serve as a director, the persons named by the Company as proxies for this 2007 Annual Meeting have advised that they will vote for the election of such substitute nominee(s) that the board of directors may propose.

The names and biographical information concerning the nominees and the other directors filling unexpired terms are set forth below, based upon information furnished to the Company by the nominees and directors.

Nominees for Election to the Board of Directors

Class II Directors: Term Expiring After Fiscal 2009

Kenneth W. Brimmer, age 51. Mr. Brimmer has been a director of the Company since February 1998. Mr. Brimmer has been the Company’s Chief Executive Officer since September 2003. Mr. Brimmer also has been Chief Manager of Brimmer Company, LLC, a private investment company, since December 2001. Mr. Brimmer was the Chairman and a Director of Active IQ Technologies, Inc. from April 2000 until June 2003 and was its Chief Executive Officer from April 2000 until December 2001. Previously, Mr. Brimmer was President of Rainforest Cafe, Inc. from April 1997 until April 2000 and he was also its Treasurer from its inception in 1995 until April 2000. Mr. Brimmer currently serves on the board of directors of New York Stock Exchange listed Landry’s Restaurants, Inc. Mr. Brimmer also is currently a member of the board of directors of Entrx Corporation, Hypertension Diagnostics, Inc. and Spectre Gaming, Inc. where he serves as Chairman.

Gary Copperud, age 48. Mr. Copperud has been a director of the Company since February 1998. Mr. Copperud has been President of the Company’s Burger Time Acquisition Corporation subsidiary since July 2004. Mr. Copperud has been president/general manager of CMM Properties, LLC, an investment company with holdings in real estate and stocks, located in Fort Collins, Colorado, since 1993. Prior to that, Mr. Copperud was self-employed in the fields of securities and real estate investment and real estate development.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NOMINEE

___________________________________

Directors Serving Continuing Terms

Class III Directors: Terms Expiring After Fiscal 2007

Jeffrey A. Zinnecker, age 50. Mr. Zinnecker was appointed as a director in October 2003. Mr. Zinnecker is president and owner of Zinncorp Inc., an information technology consulting company with offices in Minnesota. Mr. Zinnecker has been managing Zinncorp since he founded it in 1989. Prior to that, Mr. Zinnecker was employed as a technology consultant for Northern States Power Company.

Allan D. Anderson, age 53. Mr. Anderson has been a director of the Company since October 2000. Mr. Anderson is currently the Chief Financial Officer and a director of Reliafund, Inc. Reliafund, Inc. is a third-party processing company of ACH transactions. In January 2001, Mr. Anderson sold his interest in RiverBend Solutions (“RiverBend”) having served as President since August 2000 and as Chief Financial Officer since January 2000. He was a director of RiverBend from 1995 to 2001. Mr. Anderson was the President of Metropolitan Financial Management, Inc. from 1997 to 1999 and served as its Treasurer from 1995 to 1999. He was a director of Metropolitan Financial Management, Inc. from 1991 to 1999. Prior to joining Metropolitan, he was the Chief Financial Officer of Pan Am Systems, Inc. from 1994 to 1995. Mr. Anderson has a degree in Accounting and worked as a CPA and Audit Manager with Arthur Andersen & Co. from 1976 through 1983.

Class I Director: Terms Expiring After Fiscal 2008

Gervaise Wilhelm, age 63. Ms. Wilhelm has been a director of the Company since February 2000 and has served on the audit and compensation committee for the past two years. Since 2005, she has served as the Chief Executive Officer of Closys Corporation, which develops, tests and manufactures arterial sealing devices. She also is the managing director of Endomedical Technologies, a developer of endoscope barrier sheathing products, and has been affiliated with Endomedical Technologies since 1998. Ms. Wilhelm served as the Chief Executive Officer of Paradigm Diagnostics, a food safety monitoring company from 2001 to 2005 and also served as a director. She is currently a director of Closys Corporation and Endomedical Technologies.

CORPORATE GOVERNANCE

Board of Directors Attendance at Meetings

During the fiscal year ended October 1, 2006, the Company’s board of directors held six meetings. In addition, the Company’s directors took a number of different actions by written action during the fiscal year. Each incumbent director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings of all committees on which he or she served during fiscal year ending October 1, 2006.

The Company does not have a formal policy on attendance at meetings of the Company’s shareholders. However, the Company encourages all board members to attend all meetings, including the Annual Meeting of Shareholders. A majority of the Company’s directors then holding office attended the 2006 Annual Meeting of Shareholders.

Description of Committees of the Board of Directors

The board of directors has established a Compensation Committee and an Audit Committee. The composition and function of these committees are set forth below.

Audit Committee

The Company’s Audit Committee is comprised of Allan D. Anderson (Chair), Gervaise Wilhelm and Jeffrey A. Zinnecker. The Audit Committee assists the board by reviewing the integrity of the Company’s financial reporting processes and controls; the qualifications, independence and performance of the independent auditors; and compliance by the Company with certain legal and regulatory requirements. The Audit Committee has the sole authority to retain, compensate, oversee and terminate the independent auditors. The Audit Committee reviews the Company’s annual audited financial statements, quarterly financial statements and filings with the Securities and Exchange Commission. The Audit Committee reviews reports on various matters, including critical accounting policies of the Company, significant changes in the Company’s selection or application of accounting principles and the Company’s internal control processes. The Audit Committee also pre-approves all audit and non-audit services performed by the independent auditor. The Committee acts under a written charter most recently amended on December 11, 2003 and attached hereto as Appendix A. During the fiscal year ended October 1, 2006, the Audit Committee met five times.

The board of directors has determined that all members of the Audit Committee are “independent” directors under the Nasdaq Marketplace Rules and the rules of the Securities and Exchange Commission. The Company’s board of directors has reviewed the education, experience and other qualifications of each of the members of its Audit Committee. After review, the board of directors has determined that Mr. Anderson meets the Securities and Exchange Commission definition of an “audit committee financial expert.” A report of the Audit Committee is set forth below.

Compensation Committee

The Compensation Committee reviews and makes recommendations to the board concerning salaries, bonus awards and benefits for officers and key employees. Members of the Compensation Committee are Mr. Allan D. Anderson, Ms. Gervaise Wilhelm and Mr. Jeffrey A. Zinnecker. During fiscal year ended October 1, 2006, the Compensation Committee met two times.

Nomination and Shareholder Communications Processes

The Company does not currently have a nominating committee. The board as a whole performs certain of the functions typical of a nominating committee, including the identification and recruitment of nominees for election as a director of the Company. The board believes that a nominating committee separate from the whole board is not necessary at this time to ensure that candidates are appropriately evaluated and selected, given the size of the Company and the board. The board also believes that, given the Company’s size and the size of its board, an additional committee of the board would not add to the effectiveness of the evaluation and nomination process. For these reasons, the board believes it is not appropriate to have a nominating committee.

Three of the five members of the board, Messrs. Anderson, Zinnecker and Ms. Wilhelm are “independent” as that term is defined by The Nasdaq Marketplace Rules and the rules of the Securities and Exchange Commission. These independent directors participate in the consideration of director nominees and select the nominees for election of director. The independent directors unanimously selected and recommended the director nominees for election at this 2007 Annual Meeting of Shareholders.

The board’s process for recruiting and selecting nominees is for board members to attempt to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as an effective director to the Company’s governance, and who are willing to serve as a director of a public company. Generally, the board will first consider current board members since they meet the criteria listed above and possess an in-depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. Messrs. Brimmer and Copperud, the nominees for election as a director at this 2007 Annual Meeting of

 Shareholders, were elected by the Company’s shareholders at the 2004 Annual Meeting of Shareholders. To date, the Company has not engaged any third party to assist in identifying or evaluating potential nominees.

After a possible candidate is identified, the individual meets with various members of the board to discuss their possible interest and willingness to serve, and board members discuss amongst themselves the individual’s potential to be an effective board member. If the discussions and evaluation are positive, the individual is invited to serve on the board.

The board will consider shareholder recommendations for candidates to serve on the board and would evaluate any shareholder recommended nominee using the same process as applied to any other candidate. In evaluating candidates, the board will require that candidates possess, at a minimum, a desire to serve on the Company’s board, an ability to contribute to the effectiveness of the board, an understanding of the function of the board of a public company and relevant industry knowledge and experience. In addition, while not required of any one candidate, the board would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on boards of public companies. Collectively, the composition of the board must allow the Company to meet the listing standards of The Nasdaq Stock Market. In evaluating any candidate for director nominee, the board will also evaluate the contribution of the proposed nominee toward compliance with The Nasdaq Stock Market listing standards.

Any shareholder who desires to communicate directly with the board of directors of the Company may address correspondence to the whole board, or any particular member of the board, in care of the Corporate Secretary at the Company’s offices: 10275 Wayzata Boulevard South, Suite 310, Minnetonka, Minnesota 55305. All communications delivered in this manner will be promptly forwarded to the specified addressee, without alteration.

CODE OF ETHICS AND CODE OF CONDUCT

The Company has adopted a code of ethics relating to financial reporting that applies to its principal executive officer, principal financial officer, principal accounting officer and controller and other persons performing similar functions. This code of ethics is included in the Company’s Code of Ethics filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 filed with the Securities and Exchange Commission.

The Company has also adopted a code of business conduct applicable to each of its directors, officers and employees to promote the ethical handling of conflicts of interest, full and fair disclosure, and compliance with laws, rules and regulations. This code of conduct is available on the Company’s website at www.stencorporation.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of Allan D. Anderson (Chair), Gervaise Wilhelm and Jeffrey A. Zinnecker. In accordance with its charter, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and Virchow, Krause & Company, LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Virchow, Krause & Company, LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Virchow, Krause & Company, LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Virchow, Krause & Company, LLP.

Based on the discussions with management and Virchow, Krause & Company, LLP, the Audit Committee’s review of the representations of management and the report of Virchow, Krause & Company, LLP, the Audit Committee recommended to the board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended October 1, 2006 filed with the Securities and Exchange Commission.

Submitted By The Audit Committee Of The Company’s Board Of Directors
Allan D. Anderson Gervaise Wilhelm Jeffrey A. Zinnecker

INFORMATION REGARDING EXECUTIVE OFFICERS

Below is certain biographical and other information regarding the Company’s Chief Financial Officer, Mark F. Buckrey. Information regarding Kenneth W. Brimmer, the Company’s Chief Executive Officer and Gary Copperud, President of the Company’s subsidiary, Burger Time Acquisition Corporation, is set forth above under “Information Regarding Directors.”

Mark F. Buckrey, age 49. Mr. Buckrey has served as the Chief Financial Officer of the Company since August 2002. Mr. Buckrey joined the Company in November 2001 as Controller. Prior to joining the Company, Mr. Buckrey was employed by Birch Bridge Communications, formerly Uniplex Corporation, for more than 10 years, first as Controller, and then as Vice President.

EXECUTIVE COMPENSATION

The following table shows, for the fiscal years ending October 1, 2006, September 30, 2005, and September 30, 2004, the cash compensation paid by us, as well as certain other compensation paid or accrued for those years, to our President and Chief Executive Officer, Kenneth W. Brimmer (the “Named Executive Officer”). None of the Company’s other executive officers earned or were awarded total cash compensation that exceeded $100,000 in fiscal year 2006.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
				Securities
				Underlying	All Other
Name and Principal Position	Fiscal Year	Salary	Bonus	Options	Compensation

Kenneth W. Brimmer	2006	$60,000	$ —	—	—
Chief Executive Officer	2005	$12,000	—	—	—
	2004	9,000	—	5,000 (1)	—

(1)

Represents options to purchase common stock granted to Mr. Brimmer as a member of the board of directors for service in the fiscal year.

Stock Option Grants in Fiscal Year 2006

There were no stock option grants to the Named Executive Officer during the fiscal year ending October 1, 2006.

Aggregated Option Exercises in Fiscal Year 2006 and
Fiscal Year End Option Values

The following table summarizes stock option exercises during the fiscal year ended October 1, 2006 and the total number of options held at the end of fiscal year 2006 by the Named Executive Officer.

			Number of Securities Underlying		Value of Unexercised
	Shares		Unexercised		In-the-Money
	Acquired on	Value	Options at Oct. 1, 2006		Options at Oct. 1, 2006
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Kenneth W. Brimmer			65,000	0	0	0

(1)

The values have been calculated before payment of applicable income taxes and are based on the closing bid price of $4.00 for the Company’s common stock as of September 29, 2006, the last trading day of the Company’s fiscal year. No stock-options held by the Named Executive Officer were in the money at October 1, 2006.

Employment Agreements

The Company does not have a written employment agreement with Kenneth W. Brimmer, the Company’s Chief Executive Officer. However, the Company’s board of directors adopted resolutions providing that Mr. Brimmer will be paid a monthly salary of $1,000 beginning in January 2004 and an incentive bonus up to $150,000, at the board’s discretion, payable on or about December 15, 2004. The criteria used by the board in determining the bonus were based on the Company’s performance exceeding the financial goals established for the year. In conjunction with the Company’s sale of its medical products business to Aspen Surgical in November 2004, Mr. Brimmer entered into a consulting agreement with Aspen Surgical pursuant to which Aspen Surgical paid him a consulting/non-compete fee of $250,000. At the time of the closing of the transaction with Aspen Surgical, Mr. Brimmer and Compensation Committee determined that Mr. Brimmer would forgo any incentive payment for fiscal 2004. Mr. Brimmer and the Compensation Committee also agreed that Mr. Brimmer’s employment arrangement would continue for fiscal 2005 and fiscal 2006 on terms similar to those of fiscal year 2004. Therefore, for fiscal year 2005, Mr. Brimmer was paid a monthly salary of $1,000 and was eligible for a discretionary incentive bonus, payable on or about December 15, 2005. On November 15, 2005, the Compensation Committee, along with Mr. Brimmer, determined that Mr. Brimmer would forgo any incentive payment for fiscal 2005 and that he will be paid a monthly salary of $5,000 beginning in October 2005 and an incentive bonus would be determined at a future date and the bonus would be based on results in excess of the annual company plan. No bonus was accrued or paid in fiscal 2006 to Mr. Brimmer.

The Company currently does not have a written employment agreement with Gary Copperud, who has been President of the Company’s BTAC subsidiary since July 2004. For his service as President of BTAC, the Compensation Committee has determined that Mr. Copperud will be paid a salary of $1,000 per month, plus an annual discretionary bonus to be paid in December 2005. In conjunction with the Company’s sale of its medical products business to Aspen Surgical in November 2004, Mr. Copperud entered into a consulting agreement with Aspen Surgical pursuant to which Aspen Surgical paid him a consulting/non-compete fee of $250,000. On November 15, 2005, the Compensation Committee, along with Mr. Copperud, determined that Mr. Copperud would forgo any incentive payment for fiscal 2005 and that he will be paid a monthly salary of $5,000 beginning in October 2005 and an incentive bonus would be determined at a future date and the bonus would be based on results in excess of the annual company plan. No bonus was accrued or paid in fiscal 2006 to Mr. Copperud.

Director Compensation

The Company historically has compensated its outside directors through a combination of cash and stock options. In November 2005, the Company paid each of its independent directors $4,000 representing compensation of $1,000 per quarter for each of the four quarters in calendar year ending December 31, 2005. In November 2006, the Company paid each of its independent directors $4,000 representing compensation of $1,000 per quarter for each of the four quarters in calendar year ended December 31, 2006.

The Company also typically grants each non-employee board member an option to purchase its common stock for service in the fiscal year. On November 1, 2006, each of Messrs. Anderson and Zinnecker and Ms. Wilhelm, the Company’s non-employee directors, received a five-year option to purchase 2,500 shares of the Company’s common stock for board service in fiscal year 2006. These options were granted under the Company’s 2000 Stock Option Plan. The exercise price of these options is $6.00 per share, which was in excess of the fair market value of the Company’s common stock on the date of grant, and the options are fully vested and exercisable as of the date of grant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) under the Securities Exchange Act of 1934, executive officers, directors and 10% shareholders (insiders) of the Company are required to file reports on Forms 3, 4, and 5 of their beneficial holdings and transactions in the Company’s common stock. To the Company’s knowledge, all insiders of the Company made timely filings of Forms 3, 4 or 5 with respect to transactions or holdings during fiscal year 2006.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Virchow, Krause & Company, LLP, independent registered public accounting firm and certified public accountants, served as independent accountants of the Company for the fiscal year ended October 1, 2006. The Company has selected Virchow, Krause & Company, LLP to serve as its auditors for the year ended September 30, 2007.

The following is an explanation of the fees billed to the Company by Virchow, Krause & Company, LLP for professional services rendered for the fiscal years ended October 1, 2006 and September 30, 2005, which totaled $146,641and $158,625, respectively.

Audit Fees

The aggregate fees billed to the Company for professional services related to the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-QSB, or other services normally provided by Virchow, Krause & Company, LLP in connection with statutory and regulatory filings or engagements for the fiscal years ended October 1, 2006 and September 30, 2005 totaled  $103,540 and $138,850, respectively.

Audit-Related Fees

There were no audit related fees for professional services not previously disclosed for fiscal years ended October 1, 2006 and September 30, 2005.

Tax Fees

The aggregate fees billed to the Company by Virchow, Krause & Company, LLP for professional services related to tax compliance, tax advice, and tax planning, including services related to the Company’s federal, state, franchise and income tax filings for the fiscal years ended October 1, 2006 and September 30, 2005 totaled $23,875 and $19,775, respectively.

All Other Fees

The aggregate fees billed to the Company by Virchow, Krause & Company, LLP for professional services related to due diligence on acquisitions for the fiscal years ended October 1, 2006 and September 30, 2005 totaled $19,226 and $0, respectively.

Audit Committee Pre-Approval Procedures

The Company has adopted pre-approval policies and procedures for the Audit Committee require the Audit Committee to pre-approve all audit and all permitted non-audit engagements and services (including the fees and terms thereof) by the independent auditors, except that the Audit Committee may delegate the authority to pre-approve any engagement or service less than $5,000 to one of its members, but requires that the member report such pre-approval at the next full Audit Committee meeting. The Audit Committee may not delegate its pre-approval authority for any services rendered by the Company’s independent auditors relating to internal controls. These pre-approval policies and procedures prohibit delegation of the Audit Committee’s responsibilities to Company management. Under the policies and procedures, the Audit Committee may pre-approve specifically described categories of services which are expected to be conducted over the subsequent twelve months on its own volition, or upon application by management or the independent auditor.

All of the services described above for 2006 were pre-approved by the Audit Committee or a member of the Committee before Virchow, Krause & Company, LLP was engaged to render the services.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

The Company anticipates holding its 2008 Annual Meeting on or about April 15, 2008 and anticipates mailing its materials on or about March 3, 2008. The Secretary of the Company must receive any shareholder proposal intended for inclusion in the Company’s proxy material for the 2008 Annual Meeting of Shareholders no later than the close of business on November 4, 2007.

A shareholder who wishes to make a proposal for consideration at the 2008 Annual Meeting, but does not seek to include the proposal in the Company’s proxy material, must notify the Secretary of the Company. The notice must be received no later than January 18, 2008. If the notice is not timely, then the persons named on the Company’s proxy card for the 2008 Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting.

ANNUAL REPORT

The Annual Report of the Company for the fiscal year ended October 1, 2006, which includes the Company’s Annual Report on Form 10-KSB and Amendment No. 1 to Form 10-KSB, each as filed with the Securities and Exchange Commission, accompanies this Notice of Annual Meeting and proxy solicitation material. Shareholders may obtain without charge a copy of the Company’s Annual Report on Form 10-KSB and Amendment No. 1 to Form 10-KSB, without exhibits, as filed with the Securities and Exchange Commission, upon written request to the Chief Financial Officer of the Company at the address indicated on this Proxy Statement.

OTHER MATTERS

As of the date of this Proxy Statement, management knows of no other matters that may come before this 2007 Annual Meeting. However, if matters other than those referred to above should properly come before this 2007 Annual Meeting, the individuals named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Kenneth W. Brimmer
Kenneth W. Brimmer, Chairman

Appendix A:

STEN Corporation Audit Committee Charter

STEN CORPORATION

AUDIT COMMITTEE CHARTER

Organization and Membership

There shall be a committee of the Board of Directors of STEN Corporation (the “Company”) to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. The composition and function of the Audit Committee shall meet the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) and any exchange on which the Company’s securities are listed or any system on which the Company’s securities are quoted (the “Market”). Each member of the Audit Committee shall be “independent” as such term is defined by the applicable rules and regulations of the Commission and the Market. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related management expertise. If required by the Commission or the Market, the Board of Directors shall designate at least one member of the Audit Committee as an “Audit Committee Financial Expert” as defined by the then applicable rules and regulations of the Commission.

Audit Committee members shall be appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

Statement of Policy

The Audit Committee shall provide oversight on behalf of the shareholders, potential shareholders, and investment community relating to the integrity of the Company’s accounting, financial reporting practices and systems of internal controls in the areas of finance, accounting and legal compliance. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the management of the Company.

Authority

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors, as well as anyone in the Company. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The independent auditors are ultimately accountable to the Audit Committee.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

Independent Auditors and Audit Function

1.

Provide oversight of the independent auditors and have sole authority and responsibility for their appointment, termination and compensation.

2.

Approve the engagement of the independent auditors. Approve all auditing services and authorized non-audit services provided by the independent auditors, and the fees and other compensation to be paid to the independent auditors.

3.

The Audit Committee shall receive on an annual basis a written statement from the independent auditor detailing all relationships between the independent auditor and the Company, consistent with requirements of the Independence Standards Board. The Committee shall review services performed by the independent auditor, including the type and extent of non-audit services performed and the impact that these services may have on the independent auditor’s independence.

4.

Review with the independent auditor (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the accountants or management believe special attention should be directed; (2) results of their audit, including their opinion on the financial statements and the independent auditor’s judgment on the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial statements; (3) their evaluation of the adequacy of the system of internal controls; (4) significant disputes, if any, with management; and (5) cooperation received from management in the conduct of the audit.

5.

Discuss with the auditors the results of the audit, any significant changes to the Company’s accounting principles and items required to be communicated by the independent auditors in accordance with AICPA SAS 61.

6.

Review with management and the independent auditors, based on reports required from the independent auditors, all critical accounting policies and practices to be used; all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments; and other material written communications between the independent auditor and management.

7.

Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present.

Financial Results and Financial Statements

8.

Review with management and the independent auditors the Company’s annual financial results prior to the release of earnings. Review the Company’s audited financial statements prior to filing or distribution. Review of the annual audited financial statements should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Review and comment upon the Company’s annual reports. Recommend to the Company’s Board of Directors the inclusion of the audited financial statements in the Company’s annual report.

9.

Review with management and the independent auditors the Company’s quarterly financial results prior to the release of earnings. Review the Company’s quarterly financial statements prior to filing or distribution. Review and comment upon the Company’s quarterly reports.

Financial Controls and Procedures

10.

Ensure that management has the proper review system in place to assure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

11.

In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses. Meet with management at least quarterly to review management’s disclosure of fraud and/or deficiencies, if any, in the design or operations of the Company’s internal controls. Receive reports from management regarding the Company’s system of internal controls and disclosure controls and procedures.

12.

Resolve any disagreements between management and the independent auditors regarding financial reporting.

Other Areas of Responsibility

13.

Establish and administer a code of ethics for senior officers to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements. Grant waivers to senior officers from such code of ethics when appropriate and in the best interest of the Company.

14.

Review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Receive reports from the Company’s legal counsel regarding any material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent of the Company.

15.

Approve any Company transactions in which a Company officer, director or 5% or greater shareholder or any affiliate of these persons has a direct or indirect material interest, not including employment of the Company’s officers or the compensation of the Company’s officers or directors.

16.

Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters; and (b) the submission by employees of concerns on a confidential and anonymous basis regarding accounting and auditing matters.

17.

Periodically review with management programs established to monitor compliance with the Company’s codes of conduct or other business ethics policies now or hereafter established.

18.

Keep and submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

19.

Review and reassess the adequacy of this Charter at least annually. Prepare reports to shareholders and publish this Charter, as required by the Commission or the Market.

PROXY

STEN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 12, 2007 at 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth W. Brimmer and Mark F. Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of STEN Corporation (the “Company”) held of record by the undersigned on February 16, 2007 and which the undersigned would be entitled to vote at the 2007 Annual Meeting of Shareholders to be held on April 12, 2007, or at any adjournment(s) or postponement(s) thereof, hereby revoking all former proxies.

1.

ELECTION OF DIRECTORS

☐ FOR the nominees listed below	☐ WITHHOLD AUTHORITY
(except as indicated to the contrary)	to vote for ALL nominees listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, draw a line through the nominee’s name below):

Kenneth W. Brimmer	Gary Copperud

2.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be completed and signed, on the reverse side)

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: , 2007

Signature(s) of Shareholder(s)

Signature if held jointly

☐ I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

PROXY

STEN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 12, 2007 at 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth W. Brimmer and Mark F. Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of STEN Corporation (the “Company”) held of record by the undersigned on February 16, 2007 and which the undersigned would be entitled to vote at the 2007 Annual Meeting of Shareholders to be held on April 12, 2007, or at any adjournment(s) or postponement(s) thereof, hereby revoking all former proxies.

The Company’s stock records indicate that you have not presented your stock certificate(s) for exchange following the 1-for-10 reverse stock split effected in April 1987. Giving effect to this reverse split, and to subsequent stock splits of 3-for-2 (January 1990) and 2-for-1 (March 1991), and reverse 1-for-5 (August 1999), each 1,000 shares listed on this proxy card as held of record by you will be entitled to 60 votes on all matters to be presented to the shareholders at this 2007 Annual Meeting.

1.                 ELECTION OF DIRECTORS

☐ FOR the nominees listed below	☐ WITHHOLD AUTHORITY
(except as indicated to the contrary)	to vote for ALL nominees listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, draw a line through the nominee’s name below):

Kenneth W. Brimmer	Gary Copperud

2.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be completed and signed, on the reverse side)

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: , 2007

Signature(s) of Shareholder(s)

Signature if held jointly

☐ I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

PROXY

STEN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 12, 2007 at 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth W. Brimmer and Mark F. Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of STEN Corporation (the “Company”) held of record by the undersigned on February 16, 2007 and which the undersigned would be entitled to vote at the 2007 Annual Meeting of Shareholders to be held on April 12, 2007, or at any adjournment(s) or postponement(s) thereof, hereby revoking all former proxies.

The Company’s stock records indicate you have not presented your stock certificate(s) for exchange following the 1-for-5 reverse stock split effected in August 1999. Giving effect to this reverse split, each 5 shares listed on this proxy card as held of record by you will be entitled to 1 vote on all matters to be presented to the shareholders at the 2007 Annual Meeting.

1.            ELECTION OF DIRECTORS

☐ FOR the nominees listed below	☐ WITHHOLD AUTHORITY
(except as indicated to the contrary)	to vote for ALL nominees listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, draw a line through the nominee’s name below):

Kenneth W. Brimmer	Gary Copperud

2.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be completed and signed, on the reverse side)

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: , 2007

Signature(s) of Shareholder(s)

Signature if held jointly

☐ I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.